UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 1.01    Entry into a Material Definitive Agreement.

On December 29, 2025 (the “Effective Date”), AAON, Inc., an Oklahoma corporation, AAON Coil Products, Inc., a Texas corporation, and BASX, Inc., an Oregon corporation, all wholly-owned subsidiaries of AAON, Inc., a Nevada Corporation (collectively, the "Company"), executed the Sixth Amendment (the "Amendment") to the Amended and Restated Loan Agreement (collectively, as amended, the "Amended Loan Agreement") with the following lenders: BOKF, NA dba Bank of Oklahoma, Wells Fargo Bank, National Association, Bank of America, National Association, U.S. Bank, National Association and Associated Bank, National Association (collectively, the "Lenders") with BOKF, NA as the administrative agent for the Lenders.

The terms of the Amendment increased the amount of the Company's borrowing capacity on its existing credit facility from $500.0 million to $600.0 million by exercising the previously available $100.0 million accordion feature. This Amendment did not change any other terms of the credit facility.

The foregoing description of the Amended Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Loan Agreement, which is incorporated herein by reference. A copy of the Amended Loan Agreement is attached hereto as Exhibit 99.1.

A copy of the Company's press release announcing the Amendment is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03    Entry into a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press Release announcing accordion exercise.
99.2	Sixth Amendment to Amended and Restated Loan Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	December 29, 2025	By:	/s/ Luke A. Bomer
Luke A. Bomer, Secretary